SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       December 22, 2004
               ---------------------------------------------------------------
                        (Date of earliest event reported)

                     Synthetic Fixed-Income Securities, Inc.
                                  On Behalf of

         STRATS(SM) Trust For Morgan Stanley Securities, Series 2004-16
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               (Exact Name of Registrant as Specified in Charter)

                                333-111858-11
Delaware                           001-32390                52-2316399
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(State or Other                (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                     28288
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(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, including area code (704) 374-6611
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events
            ------------

         On December 22, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $15,000,000 4.75% Notes due 2014 (the "Underlying Securities"), issued by Morgan Stanley to the STRATS(SM) Trust For Morgan Stanley Securities, Series 2004-16 (the "Trust") established by SFSI, which issued 15,000 Floating Rate STRATS(SM) Certificates, Series 2004-16, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of December 22, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated December 13, 2004 (the "Underwriting Agreement"), between SFSI, as depositor, Wachovia, as an underwriter, and ABN AMRO Financial Services, Inc., as an underwriter (together with Wachovia, the "Underwriters").

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a)   Financial Statements - Not Applicable

(b)   Pro Forma Financial Information - Not Applicable

(c)   Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.               Description
---------------           -----------

      4.1             Series Supplement, dated as of December 22, 2004.




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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNTHETIC FIXED-INCOME SECURITIES,
                                      INC.


                                      /s/ Jimmy Whang
                                      ------------------------------------
                                      Name:  Jimmy Whang
                                      Title:  Director

December  22, 2004



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INDEX TO EXHIBITS
  Exhibit No.                 Description
  -----------                 -----------

      4.1         Series Supplement, dated as of December 22, 2004.